SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 16, 2001
                                                 ---------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      California                      0-32395                   33-0761517
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
--------------------------------------------------------------------------------
            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         a.      Financial Statements of Businesses Acquired

                 Inapplicable.

         b.      Proforma Financial Information

                 Proforma Balance Sheet
                 Notes to Unaudited Proforma Balance Sheet

         c.      Exhibits

         10.1 Amended and Restated Agreement of Limited Partnership of United Development Limited Partnership, 2000*
         -----------------
         *Previously filed.

                                  WNC HOUSING TAX CREDIT FUND VI, L.P., Series 7
                                        (A California Limited Partnership)

                                               PROFORMA BALANCE SHEET
                                                 December 31, 2000
                                                     Unaudited

                                                      ASSETS

                                                       Historical               Proforma                 Proforma
                                                        Balance                Adjustments               Balance
                                                    -----------------       ------------------       -----------------
Cash and cash equivalents                         $       4,897,548     $             20,000     $         4,917,548
Funds held in escrow
  disbursement accounts                                   6,188,157                        -               6,188,157
Investment in limited partnerships                        8,830,114                4,123,161              12,953,275
Loans receivable                                          1,080,974                 (751,974)                329,000
Other assets                                                 31,814                        -                  31,814
                                                    -----------------       ------------------       -----------------
                                                  $      21,028,607     $          3,391,187     $        24,419,794
                                                    =================       ==================       =================


                                      LIABILITIES AND PARTNERS' EQUITY (DEFICIT)

Liabilities:
Due to limited partnerships                         $     5,449,826         $      4,123,161        $
                                                                                    (751,974)               8,821,013
Interest payable                                             27,963                        -                   27,963
Accrued fees and expenses due to
  general partner and affiliates                             15,070                        -                   15,070
                                                    -----------------       ------------------       -----------------
                                                          5,492,859                3,371,187                8,864,046
                                                    -----------------       ------------------       -----------------

Partners' equity (deficit):
  General partner                                            (1,800)                        -                  (1,800)
  Limited partners (25,000 units
    authorized and 18,850 units issued and
    outstanding at December 31, 2000)                    15,537,548                   20,000               15,557,548
                                                    -----------------       ------------------       -----------------
              Total partners' equity                     15,535,748                   20,000               15,555,748
                                                    -----------------       ------------------       -----------------
                                                  $      21,028,607      $         3,391,187     $         24,419,794
                                                    =================       ==================       =================




                                See accompanying notes to proforma balance sheet

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
                       (A California Limited Partnership)

                    NOTES TO UNAUDITED PROFORMA BALANCE SHEET

                                December 31, 2000




NOTE 1 - GENERAL

The information contained in the following notes to the proforma balance sheet is condensed from that which appears in the historical unaudited quarterly financial statements. Accordingly, this proforma balance sheet should be reviewed in conjunction with the historical unaudited quarterly financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund VI, L.P., Series 7 financial statements dated December 31, 2000 included in the form 10 Q filed with the Securities and Exchange Commission on February 22, 2001. WNC Housing Tax Credit Fund VI, L.P., Series 7 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of December 31, 2000, the Partnership had acquired limited partnership interests in seven limited partnerships. Subsequent to December 31, 2000, the Partnership has acquired an interest in two limited partnerships: Montrose Country Estates Limited Dividend Housing Association Limited Partnership (MONTROSE) and United Development Limited Partnership, 2000 (UNITED). Each owns one apartment complex. The Partnership is negotiating to acquire limited partnership interests in three other partnerships that each owns one apartment complex: Ozark Properties III, L.P. (OZARK); Stroud Housing Associates Limited Partnership (STROUD); and Tahlequah Properties IV, a Limited Partnership (TAHLEQUAH). These five investments commit the Partnership to capital contributions as follows:


        MONTROSE                              $             552,655
        OZARK                                               314,040
        STROUD                                              631,690
        TAHLEQUAH                                           375,226
        UNITED                                            2,249,550
                                             -----------------------

        TOTAL                                 $           4,123,161
                                             =======================

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
                       (A California Limited Partnership)

              NOTES TO UNAUDITED PROFORMA BALANCE SHEET - CONTINUED

                                December 31, 2000



NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS (Continued)
---------------------------------------------

In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnerships discussed above were acquired at December 31, 2000. The adjustment to cash and the adjustment to partners' equity of $20,000 reflect the net proceeds from a notes receivable from an investor. The adjustment to investment in limited partnerships and the first adjustment to due to limited partnerships of $4,123,161 reflects the Partnership's acquisition of the five limited partnership interests as if the Partnership's date of acquisition was December 31, 2000. The adjustment to loans receivable and second adjustment to due to limited partnerships of $(751,974) reflect the application of the loans advanced by the Partnership to certain Local Limited Partnerships.

The five limited partnerships were under construction or rehabilitation during the period presented and had no operations which should be reported. Accordingly, the proforma statement of operations has not been presented. The Partnership will use the equity method of accounting to account for its investments in these local limited partnerships.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7

Date: June 29, 2001              By:    WNC &  Associates, Inc.,
                                        General Partner

                                        By:    /s/ DAVID N. SHAFER
                                               -------------------
                                               David N. Shafer,
                                               Executive Vice President




























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